INCOME TAX - Reconciliation of the federal income tax rate (Details)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
INCOME TAX
Effective income tax statutory rate	21.00%	21.00%
State taxes, net of federal tax benefit	6.30%	0.00%
Prior year true up	(0.20%)	0.00%
Transaction costs associated with the Initial Public Offering	0.00%	15.90%
Change in fair value of warrant liabilities	(23.10%)	(46.90%)
Meals and entertainment	0.00%	0.00%
Valuation allowance	4.20%	10.00%
Income tax provision	8.20%	0.00%